        MORGAN STANLEY VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                              AMOUNT OF   % OF     % OF
               PURCHASE/           OFFERING       TOTAL        SHARES   OFFERING  FUNDS
  SECURITY       TRADE     SIZE OF PRICE OF     AMOUNT OF     PURCHASED PURCHASED TOTAL
  PURCHASED      DATE     OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS        BROKERS         PURCHASED FROM
-------------- ---------- -------- -------- ----------------- --------- --------- ------ -------------------- ----------------
   Motiva        01/06/10    --    $ 99.804 $1,000,000,000.00   35,000    0.00%   0.09%    Credit Suisse,      Credit Suisse
 Enterprises                                                                                J.P. Morgan,         Securities
 LLC 5.750%                                                                                 Citi, Calyon,         (USA) LLC
due 1/15/2020                                                                              RBS, Mitsubishi
                                                                                           UFJ Securities,
                                                                                              SunTrust
                                                                                          Robinson Humphrey

  Rabobank       01/08/10    --    $ 99.968 $1,750,000,000.00  160,000    0.01%   0.39%        Rabobank         Credit Suisse
Nederland NV                                                                              International, BNP      Securities
 4.750% due                                                                                Paribas, Barclays         (USA)
  1/15/2020                                                                                 Capital, Citi,           LLC
                                                                                         Credit Suisse, Daiwa
                                                                                            Securities SMBC
                                                                                            Europe, Goldman
                                                                                         Sachs International,
                                                                                         J.P. Morgan, Merrill
                                                                                         Lynch International,
                                                                                         Mizuho International
                                                                                         plc, Morgan Stanley,
                                                                                                Nomura
                                                                                          International, UBS
                                                                                            Investment Bank

 CMS Energy      01/11/10    --    $ 99.436 $  300,000,000.00   45,000    0.01%   0.11%    J.P. Morgan, BNP      JP Morgan
Corp. 6.250%                                                                             PARIBAS, RBS, Wells  Securities, Inc.
due 2/1/2020                                                                               Fargo Securities,
                                                                                         Comerica Securities,
                                                                                            Scotia Capital,
                                                                                           Goldman, Sachs &
                                                                                         Co., KeyBanc Capital
                                                                                         Markets, Mitsubishi
                                                                                            UFJ Securities,
                                                                                              Fifth Third
                                                                                           Securities, Inc.,
                                                                                         The Williams Capital
                                                                                              Group, L.P.

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
    Simon        01/19/10    --    $ 99.621 $1,250,000,000.00   10,000    0.00%   0.02%      Citi, Morgan         Barclays
  Property                                                                                   Stanley, RBS,      Capital, Inc.
  Group LP                                                                                 Barclays Capital,
 5.650% due                                                                              CALYON, RBC Capital
  2/1/2020                                                                               Markets, Fifth Third
                                                                                           Securities, Inc.,
                                                                                            Scotia Capital,
                                                                                            Morgan Keegan &
                                                                                            Company, Inc.,
                                                                                           SunTrust Robinson
                                                                                               Humphrey

    Adobe        01/25/10    --    $ 99.387 $  900,000,000.00   55,000    0.00%   0.13%  BofA Merrill Lynch,      Banc of
Systems Inc.                                                                             Morgan Stanley, J.P.     America
 4.750% due                                                                              Morgan, Wells Fargo
  2/1/2020                                                                                 Securities, Citi,
                                                                                         BNP PARIBAS, Credit
                                                                                             Suisse, Daiwa
                                                                                          Securities America
                                                                                         Inc., Mitsubishi UFJ
                                                                                            Securities, RBS

   Nissan        01/27/10    --    $100.000 $  900,000,000.00  100,000    0.01%   0.24%    RBS, BofA Merrill   RBS Securities
Master Owner                                                                                Lynch, Barclays
    Trust                                                                                    Capital, BNP
0.23063% due                                                                                PARIBAS, Calyon
  1/15/2015                                                                                Securities, HSBC,
                                                                                            Mitsubishi UFJ
                                                                                         Securities, SOCIETE
                                                                                               GENERALE

   Pacific       02/04/10    --    $ 99.303 $  450,000,000.00   40,000    0.01%   0.10%  BofA Merrill Lynch,     UBS Warburg
  LifeCorp                                                                                 J.P. Morgan, UBS
 6.000% due                                                                                Investment Bank,
  2/10/2020                                                                                Barclays Capital,
                                                                                           BNP PARIBAS, BNY
                                                                                            Mellon Capital
                                                                                             Markets, LLC,
                                                                                             CALYON, Citi,
                                                                                              Commerzbank
                                                                                             Corporates &
                                                                                           Markets, Deutsche
                                                                                           Bank Securities,
                                                                                         HSBC, Mitsubishi UFJ
                                                                                            Securities, PNC
                                                                                         Capital Markets LLC,
                                                                                             RBS, SOCIETE
                                                                                             GENERALE, The
                                                                                           Williams Capital
                                                                                           Group, L.P., U.S.
                                                                                         Bancorp Investments,
                                                                                           Inc., Wells Fargo
                                                                                              Securities,

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
    Life         02/11/10    --    $ 99.796 $  750,000,000.00   60,000    0.00%   0.15%  BofA Merrill Lynch,       Banc of
Technologies                                                                               Goldman, Sachs &        America
Corp. 6.000%                                                                               Co., J.P. Morgan,
due 3/1/2020                                                                                DnB NOR, Mizuho
                                                                                            Securities USA,
                                                                                            Markets, Scotia
                                                                                         Capital BNP PARIBAS
                                                                                             Inc., Morgan
                                                                                             Stanley, RBS

 Nationwide      02/18/10    --    $ 99.765 $  800,000,000.00  170,000    0.02%   0.42%   Barclays Capital        Banc of
  Building                                                                                  Inc., Banc of         America
   Society                                                                                     America
 6.250% due                                                                                Securities LLC,
  2/25/2020                                                                               Morgan Stanley &
                                                                                          Co. Incorporated

   Comcast       02/24/10    --    $ 99.899 $1,400,000,000.00   35,000    0.00%   0.09%      Deutsche Bank      Greenwich
Corp. 5.150%                                                                                  Securities,        Capital
due 3/1/2020                                                                                Mitsubishi UFJ
                                                                                         Securities, RBS, UBS
                                                                                           Investment Bank,
                                                                                         BofA Merrill Lynch,
                                                                                           Barclays Capital,
                                                                                          BNP PARIBAS, Citi,
                                                                                           Daiwa Securities
                                                                                             America Inc.,
                                                                                           Goldman, Sachs &
                                                                                           Co., J.P.Morgan,
                                                                                            Morgan Stnaley,
                                                                                              Wells Fargo
                                                                                              Securities,
                                                                                              Broadpoint.
                                                                                          Gleacher, SunTrust
                                                                                          Robinson Humphrey,
                                                                                         Lloyds TSB Corporate
                                                                                            Markets, Mizuho
                                                                                         Securities USA Inc.,
                                                                                              US Bancorp
                                                                                          Investments, Inc.,
                                                                                          BNY Mellon Capital
                                                                                          Markets, LLC, Loop
                                                                                           Capital Markets,
                                                                                           LLC, The Williams
                                                                                         Capital Group, L.P.,
                                                                                         Blaylock Robert Van,
                                                                                           LLC, M.R. Beal &
                                                                                          Company, Ramirez &
                                                                                         Co., Inc., Guzman &
                                                                                                Company

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
   Nomura        02/25/10    --    $ 99.791 $1,500,000,000.00   30,000    0.00%   0.07%   Nomura Securities,       Nomura
  Holdings                                                                               BofA Merrill Lynch,     Securities
 Inc. 6.700%                                                                             Citi, Deutsche Bank
due 3/4/2020                                                                               Securities, HSBC,
                                                                                             J.P. Morgan,
                                                                                            Mitsubishi UFJ
                                                                                            Securities, UBS
                                                                                           Investment Bank,
                                                                                              Wells Fargo
                                                                                              Securities

  Municipal      03/05/10    --    $100.000 $1,012,235,000.00   95,000    0.01%   0.23%    Goldman, Sachs &     Goldman Sachs
  Electric                                                                               Co., Morgan Stanley,
Authority of                                                                             BMO Capital Markets,
Georgia 6.655%                                                                            Citi, J.P. Morgan,
 due 4/1/2057                                                                              Barclays Capital,
                                                                                         BofA Merrill Lynch,
                                                                                            FirstSouthwest,
                                                                                              Wells Fargo
                                                                                              Securities

 Ameriprise      03/08/10    --    $ 99.761 $  750,000,000.00   20,000    0.00%   0.05%    Goldman, Sachs &     Goldman Sachs
  Financial                                                                              Co., Credit Suisse,
 Inc. 5.300%                                                                             Morgan Stanley, BofA
 due 3/15/20                                                                             Merrill Lynch, HSBC,
                                                                                          J.P. Morgan, Wells
                                                                                           Fargo Securities

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
 The City of     03/19/10    --    $100.000 $  750,000,000.00   70,000    0.01%   0.17%    Siebert Brandford  Siebert Branford
   New York                                                                                Shank & Co., LLC,        Shank
    5.968%                                                                                BofA Merrill Lynch,
due 3/1/20236                                                                             Citi, J.P. Morgan,
                                                                                            Morgan Stanley,
                                                                                           Barclays Capital,
                                                                                         M.R. Beal & Company,
                                                                                           Fidelity Capital
                                                                                           Markets, Goldman,
                                                                                             Sachs & Co.,
                                                                                         Jefferies & Company,
                                                                                             Loop Capital
                                                                                             Markets, LLC,
                                                                                         Ramirez & Co., Inc.,
                                                                                            Rice Financial
                                                                                           Products Company,
                                                                                           Roosevelt & Cross
                                                                                             Incorporated,
                                                                                         Soutwest Securities,
                                                                                         Inc., Wachovia Bank,
                                                                                               National
                                                                                         Association, Cabrera
                                                                                           Capital Markets,
                                                                                             LLC, Jackson
                                                                                          Securities, Janney
                                                                                           Montgomery Scott
                                                                                           LLC, Lebenthal &
                                                                                             Co., LLC, MFR
                                                                                           Securities, Inc.,
                                                                                            Morgan Keegan &
                                                                                            Company, Inc.,
                                                                                            Raymond James &
                                                                                           Associates, Inc.,
                                                                                         RBC Capital Markets,
                                                                                             TD Securities

   Vornado       03/23/10    --    $ 99.834 $  500,000,000.00   60,000    0.01%   0.15%  BofA Merrill Lynch,   UBS Securities
Realty Trust                                                                              Citi, J.P. Morgan,
 4.250% due                                                                              UBS Investment Bank,
  4/1/2015                                                                                   Deutsche Bank
                                                                                         Securities, Goldman,
                                                                                         Sachs & Co., Morgan
                                                                                         Stanley, RBS, Wells
                                                                                           Fargo Securities,
                                                                                          BNY Mellon Capital
                                                                                         Markets, LLC, Daiwa
                                                                                          Securities America
                                                                                           Ind., PNC Capital
                                                                                            Markets LLC, RBC
                                                                                           Capital Markets,
                                                                                             U.S. Bancorp
                                                                                           Investments, Inc.

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
   Chicago       03/24/10    --    $100.000 $  550,000,000.00   75,000    0.01%   0.19%    Goldman, Sachs &     Goldman Sachs
   Transit                                                                               Co., Cabrera Capital
  Authority                                                                                  Markets, LLC,
 6.200% due                                                                              Blaylock Robert Van,
  12/1/2040                                                                                LLC, BMO Capital
                                                                                               Markets,
                                                                                           Duncan-Williams,
                                                                                           Inc., Jefferies &
                                                                                             Company, J.P.
                                                                                         Morgan, Loop Capital
                                                                                         Markets, LLC, Melvin
                                                                                           & Company, Morgan
                                                                                           Stanley, Wachovia
                                                                                            Bank, National
                                                                                              Association

  State of     03/25/10    --    $101.763 $3,400,000,000.00   25,000    0.00%   0.06%  BofA Merrill Lynch,    Merrill Lynch
California                                                                                Citi, Loop Capital
 6.650% due                                                                                  Markets, LLC,
  3/1/2022                                                                                 Barclays Capital,
                                                                                         Blaylock Robert Van,
                                                                                           LLC, BMO Capital
                                                                                          Markets GKST Inc.,
                                                                                           Be La Rosa & co.,
                                                                                           Fidelity Capital
                                                                                           Markets, Goldman,
                                                                                             Sachs & Co.,
                                                                                         Jefferies & Company,
                                                                                         J.P. Morgan, Morgan
                                                                                            Keegan, Morgan
                                                                                               Stanley,
                                                                                         Nollenberger Capital
                                                                                         Partners Inc., Piper
                                                                                            Jaffray & Co.,
                                                                                         Ramirez & Co., Inc.
                                                                                            Raymond James &
                                                                                           Associates, Inc.,
                                                                                         RBC Capital Markets,
                                                                                            Rice Financial
                                                                                            Products Inc.,
                                                                                           Siebert Brandford
                                                                                         Shank & Co. LLC, SL
                                                                                         Hare Capital, Inc.,
                                                                                          Stone & Youngberg,
                                                                                         The Williams Capital
                                                                                             Group, L.P.,
                                                                                           Touissant Capital
                                                                                            Partners, LLC,
                                                                                         Wedbush Securities,
                                                                                              Wells Fargo
                                                                                         Securities, William
                                                                                            Blair & Company

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
 Duke Realty     03/25/10    --    $ 99.983 $  250,000,000.00   30,000    0.01%   0.07%     Morgan Stanley,       Wachovia
  LP 6.750%                                                                                   Wells Fargo        Securities
due 3/15/2020                                                                            Securities, Barclays
                                                                                            Capital, Credit
                                                                                            Suisse, Morgan
                                                                                           Keegan & Company,
                                                                                             Inc., Scotia
                                                                                           Capital, SunTrust
                                                                                           Robinson Humphrey

     New         03/26/10    --    $100.000 $1,100,000,000.00   15,000    0.00%   0.04%  J.P. Morgan, Credit     JP Morgan
Communications                                                                           Suisse, BofA Merrill
  Holdings                                                                                  Lynch, Barclays
  8.50% due                                                                                 Capital, Citi,
  4/15/2020                                                                                  Deutsche Bank
                                                                                          Securities, Morgan
                                                                                             Stanley, RBS

  Southern       04/13/10    --    $ 99.481 $  400,000,000.00   20,000    0.00%   0.05%     Credit Suisse,      Credit Suisse
 Copper Corp                                                                             Goldman Sachs & Co,     Securities
 5.375% Due                                                                              Morgan Stanley, BBVA
  4/16/2020                                                                                 Securities BofA
                                                                                             Merrill Lynch

   Biomed        04/22/10    --    $ 98.977 $  250,000,000.00   40,000    0.01%   0.10%       Wells Fargo         Wachovia
  Realty Lp                                                                               Securities, Credit     Securities
 6.125% due                                                                                Suisse, Deutsche
  4/15/2020                                                                                Bank Securities,
                                                                                            KeyBanc Capital
                                                                                            Markets, Morgan
                                                                                           Stanley, Raymond
                                                                                          James, RBC Capital
                                                                                           Markets, RBS, UBS
                                                                                         Investment Bank, US
                                                                                                Bancorp

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
     NBC         04/27/10    --    $ 99.845 $2,000,000,000.00   65,000    0.00%   0.16%    Goldman, Sachs &       JP Morgan
  Universal                                                                                Co., J.P. Morgan,
 Inc. 5.150%                                                                             Morgan Stanley, BofA
due 4/30/2020                                                                            Merrill Lynch, Citi,
                                                                                           Barclays Capital,
                                                                                         BNP Paribas, Credit
                                                                                           Suisse, Deutsche
                                                                                           Bank Securities,
                                                                                            Mitsubishi UFJ
                                                                                         Securities, RBS, UBS
                                                                                           Investment Bank,
                                                                                            Mitsubishi UFJ
                                                                                           Securities, Wells
                                                                                           Fargo Securities,
                                                                                         Blaylock Robert Van,
                                                                                            LLC, CastleOak
                                                                                           Securities, L.P.,
                                                                                             Loop Capital
                                                                                             Markets, LLC,
                                                                                         Ramirez &Co., Inc.,
                                                                                         The Williams Capital
                                                                                              Group, L.P.

  New York       05/19/10    --    $100.000 $  250,000,000.00   50,000    0.02%   0.12%  BofA Merrill Lynch,    Merrill Lynch
  NY City                                                                                  Barclays Capital,
 Transition                                                                              Citi, Goldman, Sachs
 5.267% Due                                                                                & Co., JPMorgan,
  5/1/2027                                                                                  Morgan Stanley,
                                                                                            Cabrera Capital
                                                                                            Markets, Inc.,
                                                                                           Fidelity Capital
                                                                                           Markets, Jackson
                                                                                              Securities,
                                                                                         Jefferies & Company,
                                                                                         Loop Capital Markets
                                                                                           LLC, M.R. Beal &
                                                                                          Company, Ramirez &
                                                                                            Co., Inc., Rice
                                                                                          Financial Products
                                                                                          Company, Roosevelt
                                                                                               and Cross
                                                                                             Incorporated,
                                                                                           Siebert Brandford
                                                                                           Shank & Co. LLC,
                                                                                           Wells Fargo Bank,
                                                                                               National
                                                                                         Association, Morgan
                                                                                           Keegan & Company,
                                                                                         Inc., Oppenheimer &
                                                                                          Co., Inc., Raymond
                                                                                         James & Associates,
                                                                                           Inc., RBC Capital
                                                                                          Markets, Southwest
                                                                                           Securities, Inc.,
                                                                                           Stifel Nicolaus,
                                                                                           Stone & Youngberg

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
  Discovery      05/26/10    --    $ 99.675 $1,300,000,000.00   60,000    0.00%   0.15%   Citi, J.P. Morgan,     JP Morgan
Communications                                                                           BofA Merrill Lynch,  Securities, Inc.
 LLC 5.050%                                                                              Credit Suisse, RBS,
due 6/1/2020                                                                               Barclays Capital,
                                                                                         BNP Paribas, Credit
                                                                                             Agricole CIB,
                                                                                           Goldman, Sachs &
                                                                                         Co., Morgan Stanley,
                                                                                         RBC Capital Markets,
                                                                                            Scotia Capital,
                                                                                           SunTrust Robinson
                                                                                            Humphrey, Wells
                                                                                           Fargo Securities

Altria Group      06/08/10   --    $ 99.574 $  800,000,000.00   50,000    0.00%   0.12%    Barclays Capital,      Barclays
 Inc. 4.125%                                                                                Credit Suisse,     Capital, Inc.
due 9/11/2015                                                                                Deutsche Bank
                                                                                              Securities,
                                                                                               CastleOak
                                                                                           Securities, L.P.,
                                                                                         Citi, Goldman Sachs
                                                                                            & Co., HSBC, JP
                                                                                            Morgan, Morgan
                                                                                             Stanley, RBS,
                                                                                           Santander, Scotia
                                                                                             Capital, The
                                                                                           Williams Capital
                                                                                              Group, L.P.

   Genzyme       06/14/10    --    $ 99.684 $  500,000,000.00   40,000    0.00%   0.10%     Credit Suisse,      Credit Suisse
Corp. 3.625%                                                                             Goldman Sachs & Co.,    Securities
due 6/15/2015                                                                            BofA Merrill Lynch,
                                                                                             Citi, Morgan
                                                                                         Stanley, RBS, Wells
                                                                                           Fargo Securities

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
  Pall corp.     06/15/10    --    $ 99.465 $  375,000,000.00   35,000    0.01%   0.09%  BofA Merrill Lynch,      Banc of
  5.000% due                                                                               J.P. Morgan, HSBC      America
  6/15/2020                                                                                Securities (USA),     Securities
                                                                                              Wells Fargo
                                                                                           Securities, Daiwa
                                                                                            Capital Markets
                                                                                         America, Mitsubishi
                                                                                            UFJ Securities
                                                                                              (USA), ANZ
                                                                                           Securities, Banca
                                                                                           IMI, BNP Paribas,
                                                                                           Commerzbank, ING

  HSBC Bank      06/21/10    --    $ 99.918 $2,000,000,000.00  100,000    0.00%   0.25%     HSBC Securities   HSBC Securities
 PLC. 3.500%                                                                                (USA) Inc., ANZ
due 6/28/2015                                                                              Securities, Inc.,
                                                                                           Banc IMI S.p.A.,
                                                                                           Bank of Montreal,
                                                                                         London Branch, CIBC
                                                                                         World Markets Corp.,
                                                                                         Comerica Securities,
                                                                                             Inc., Credit
                                                                                         Agricole Securities
                                                                                              (USA) Inc.,
                                                                                            Mitsubishi UFJ
                                                                                              Securities
                                                                                          International plc,
                                                                                          National Australia
                                                                                             Bank Limited,
                                                                                         Natixis Bleichroeder
                                                                                         Inc., RBS Securities
                                                                                         Inc., Scotia Capital
                                                                                           (USA) Inc., U.S.
                                                                                         Bancorp Investments,
                                                                                                 Inc.